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                                                                    EXHIBIT 23.2


                        [ARTHUR ANDERSEN LLP LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated November 14, 1996, included in the Billing Information Concepts Corp. Form 10-K for the year ended September 30, 1996, and to all references to our firm, included in this Registration Statement.

                                        /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
September 30, 1996